Filed pursuant to Rule 497(a)
Registration File No. 333-276148
Rule 482 ad
Nuveen Churchill Direct Lending Corp. Files Registration Statement for Initial Public Offering
NEW YORK, December 19, 2023 – Nuveen Churchill Direct Lending Corp. (“NCDL”), a business development company externally managed by its investment adviser, Churchill DLC Advisor LLC, and by its sub-adviser, Churchill Asset Management LLC, today filed a registration statement with the Securities and Exchange Commission (the “SEC”) relating to a proposed initial public offering of its common stock. NCDL is expected to list its common stock on the New York Stock Exchange under the symbol “NCDL”. The completion of the proposed offering depends upon several factors, including market and other conditions.
NCDL intends to use the net proceeds of this offering to pay down existing indebtedness, make investments in middle market companies in accordance with its investment strategy, and for other general corporate purposes.
BofA Securities, UBS Investment Bank, Morgan Stanley, Wells Fargo Securities, Keefe, Bruyette & Woods, A Stifel Company, JMP Securities, a Citizens Company, and Truist Securities are acting as joint book-running managers for the offering. MUFG, SMBC Nikko, Academy Securities, and Blaylock Van, LLC are acting as co-managers for the offering.
A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.
Investors are advised to carefully consider the investment objective, risks and charges and expenses of NCDL before investing. The information in the registration statement is not complete and may be changed.
This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.
The offering of these securities will be made only by means of a preliminary prospectus forming part of the registration statement, copies of which may be obtained, when available, from: BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, North Carolina 28255, Attn: Prospectus Department, email: dg.prospectus_requests@bofa.com; UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attn: Prospectus Department, by email: ol-prospectus-request@ubs.com; Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, New York 10014, Attn: Prospectus Department; Wells Fargo Securities, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, at 800-645-3751 (option #5) or email a request to WFScustomerservice@wellsfargo.com; or Keefe, Bruyette & Woods, Inc., 787 7th Avenue, 4th Floor, New York, New York 10019, Attn: Equity Capital Markets, telephone: 1-800-966-1559, or by emailing USCapitalMarkets@kbw.com.
About Nuveen Churchill Direct Lending Corp.
Nuveen Churchill Direct Lending Corp. (NCDL) is specialty finance company focused primarily on investing in senior secured loans to private equity-owned U.S. middle market companies. As of September 30, 2023, NCDL had investments in 174 portfolio companies with an aggregate fair value of $1.5 billion. NCDL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. NCDL is externally managed by its investment adviser, Churchill DLC Advisor LLC, and by its sub-adviser, Churchill Asset Management LLC. Both the investment adviser and sub-adviser are affiliates and subsidiaries of Nuveen, LLC (“Nuveen”) the investment management division of Teachers Insurance and Annuity Association of America (“TIAA”) and one of the largest asset managers globally. With over 150 professionals and approximately $46.5 billion of committed capital1 as of September 30, 2023, Churchill Asset Management LLC is a leading capital provider for private equity-backed middle market companies and operates as the exclusive U.S. middle market direct lending and private capital business of Nuveen and TIAA.
Investor Contact:
Investor Relations
DL_AltsDistribution@tiaa.org

Media Contact:
Prosek Partners
Madison Hanlon
pro-churchill@prosek.com

1 The term “committed capital” refers to the sum of assets under management and capital legally committed to client accounts in the form of capital commitments from equity investors, committed financing from leverage providers, notes sold in the capital markets or any capital otherwise legally committed and available to fund investments that comprise assets under management. For the avoidance of doubt, committed capital includes drawn and undrawn capital commitments from client accounts.